FIRST AMENDMENT TO LIGNITE MINING AGREEMENT
THIS FIRST AMENDMENT to Lignite Mining Agreement (this “Amendment”) is made and entered into effective as of March 22, 2017, by and between DEMERY RESOURCES COMPANY, L.L.C., a Nevada limited liability company (“Contractor”), and FIVE FORKS MINING, LLC, a Delaware limited liability company (“Owner”).
WITNESSETH THAT:
WHEREAS, Contractor and Owner are parties to a Lignite Mining Agreement, dated June 29, 2009 (the “Agreement”), pursuant to which Contractor has agreed to mine and deliver lignite to Owner from a mine in the Five Forks Reserves; and
WHEREAS, Contractor and Owner desire to amend the Agreement to clarify the application of the Third Party Sales Fee in connection with certain sales of lignite by Owner to third parties.
AGREEMENT:
NOW, THEREFORE, in consideration of the foregoing and the covenants and agreements set forth herein, Contractor and Owner hereby agree as follows:
A.Amendments.
1.Exhibit F is hereby amended to add the following after the listing of Contractor-referred Third Parties:
For periods prior to October 1, 2017, * shall be paid in connection with sales of lignite to * . Commencing October l, 2017 and continuing thereafter, Owner shall pay to Contractor an amount equal to * of the Third Party Sales Fee in connection with sales of lignite to * .
B.Other Agreements.
1.Capitalized terms that are used but not defined in this Amendment shall have the meanings ascribed to them in the Agreement.
2.This Amendment is subject to the miscellaneous provisions set forth in Section 27.1 through 27.7 of the Agreement.
3.The Agreement remains in full force and effect as amended by this Amendment.

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*Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

IN WITNESS WHEREOF, the Parties, with the intent to be bound hereby, have executed this Amendment as of the date first above written.

OWNER:

ATTEST:	FIVE FORKS MINING, LLC

	By:	ADA Carbon Solutions (Operations), LLC,
its Sole Member

/s/ Peter O. Hansen	By:	/s/ Eric Robinson
Secretary	Name:	Eric Robinson
	Its:	Senior Vice President

CONTRACTOR:

ATTEST:	DEMERY RESOURCES COMPANY, L.L.C.

/s/ [signature illegible]	By:	/s/ Harry B. Tipton, III
Secretary	Name:	Harry B Tipton, III
	Its:	Vice President